Income taxes	6 Months Ended
Jun. 30, 2024
Income Tax Disclosure [Abstract]
Income taxes	Income taxes
For the three and six months ended June 30, 2024, the income tax recovery in the unaudited interim condensed consolidated statements of operations represents an effective tax rate different than the Canadian enacted statutory rate of 26.5%. The differences are as follows:

	Three months ended		Six months ended
	June 30		June 30
	2024	2023	2024	2023
Expected income tax (recovery) expense at Canadian statutory rate	$40,622	$(84,596)	$5,746	$(11,903)
Increase (decrease) resulting from:
Effect of differences in tax rates on transactions in and within foreign jurisdictions and change in tax rates	(2,702)	(5,560)	(3,863)	(16,718)
Adjustments from investments carried at fair value	(24,817)	40,357	(4,734)	11,092
Change in valuation allowance	(10,058)	676	(13,846)	(791)
Non-controlling interests share of income	10,468	2,201	16,470	12,393
Tax credits	(17,160)	(8,095)	(20,463)	(20,505)
Amortization and settlement of excess deferred income tax	(1,794)	(2,456)	(3,305)	(6,207)
Foreign exchange difference and other	213	1,515	7,464	1,382
Income tax recovery	$(5,228)	$(55,958)	$(16,531)	$(31,257)
The following table illustrates the movement in the deferred tax valuation allowance:

	Three months ended		Six months ended
	June 30		June 30
	2024	2023	2024	2023
Beginning balance	$95,554	$97,396	$97,344	$107,583
Charged to income tax expense (recovery)	(10,058)	676	(13,846)	(791)
Charged (reduction) to OCI	(5,507)	(6,418)	(3,509)	(15,138)
Ending balance	$79,989	$91,654	$79,989	$91,654
The Company’s overall net deferred tax asset position related to Canadian attributes increased from $151,759 to $152,705 during the six months ended June 30, 2024. As at June 30, 2024, it is considered more likely than not that there will be sufficient taxable income in the future that will allow realization of these net deferred tax assets. The Company considered all evidence, both positive and negative, including the announcement of the sale of the renewable energy business, the availability of tax planning strategies and the carryforward period of its Canadian net operating losses in making this assessment. The Company will continue to monitor this position as at each consolidated balance sheet date.
On June 20, 2024, Canada enacted significant tax legislation, including the Excessive Interest and Financing Expenses Limitation rules and legislation for the Global Minimum Tax Act. The enactment had no material impact on the financial results of the Company for the three and six months ended June 30, 2024.
The Company recorded a tax benefit for renewable energy credits in the three and six months ended June 30, 2024, of $17,160 and $20,463, respectively (2023 - $8,095 and $20,505, respectively). The credits recorded during the three and six months ended June 30, 2024, include $10,372 for a solar facility placed in service in 2023 that is eligible for an energy community bonus tax credit adder.
15.Income taxes (continued)

Renewable energy tax credits generated can be transferred to an unrelated purchaser for cash and are accounted for under ASC 740 – Income Taxes. For the three and six months ended June 30, 2024, the Company transferred renewable energy tax credits of $55,231 (2023 - $nil) for cash. The proceeds from the transfer are included in the cash paid (received) during the period for income taxes - net within the supplemental disclosures of cash flow information on the unaudited interim condensed consolidated statement of cash flows.